UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 4, 2005
                                                          -------------

                            Georgetown Bancorp, Inc.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Federal                      0-51102                  20-2107839
-----------------------------       ------------------           ----------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


2 East Main Street, Georgetown, MA                               01833
----------------------------------                               -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (978) 352-8600
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement
                  ------------------------------------------

         On March 4, 2005, Georgetown Savings Bank (the "Bank"), the subsidiary of Georgetown Bancorp, Inc., entered into a lease agreement with Eaglewood Properties, LLC under which the Bank will open a full service branch office on Turnpike Street, Route 114 in North Andover, Massachusetts.

         The lease agreement has a term of 10 years, and provides for minimum rent payments of $102,200 per year for the first five years of the lease, and $117,530 per year for the last five years of the lease.

         The Indenture of Lease with respect to the branch office is attached hereto as Exhibit 99.1. For further information, see the Bank's press release dated March 7, 2005, which is attached hereto as Exhibit 99. 2.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

(a)      Financial statements of businesses acquired. Not Applicable.

(b)      Pro forma financial information. Not Applicable.

(c)      Exhibits.

         The following exhibit is attached as part of this report:

         99.1 Indenture of Lease dated March 4, 2005 between Eaglewood Properties, LLC and Georgetown Savings Bank.

         99.2     Press release of Georgetown Bancorp, Inc. dated March 7, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           GEORGETOWN BANCORP, INC.



DATE: March 8, 2005                    By: /s/ Robert E. Balletto
                                           -------------------------------------
                                           Robert E. Balletto
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

      Exhibit No.                Description
      -----------                -----------

         99.1 Indenture of Lease dated March 4, 2005 between Eaglewood Properties, LLC and Georgetown Savings Bank.

         99.2     Press release of Georgetown Bancorp, Inc. dated March 7, 2005.